J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

(All Share Classes)

(a series of J.P. Morgan Fleming Mutual Fund Group)

Supplement dated February 23, 2011

to the Prospectuses dated November 1, 2010

Effective immediately, the first paragraph under “What are the Fund’s main investment strategies?” is hereby deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations between $1 billion and $20 billion at the time of purchase. In implementing its main strategies, the Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MCV-211